SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 29, 2004

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On October 29, 2004, Level 3 Communications, Inc. ("Level 3") issued a press release relating to the commencement of tender offers to purchase for cash up to $450 million aggregate principal amount of the series of its debt securities due 2008 specified in the table below (the "Notes"). Level 3 is offering to purchase up to the "Maximum Offer Amount" for each series of Notes listed in the table below, subject to the "Acceptance Priority Levels" listed below (the "Offers"). In no event will Level 3 be obligated to accept for purchase or pay for Notes tendered pursuant to the Offers in an aggregate principal amount in excess of $450 million (the "Tender Cap").

                                                            Acceptance
                            Principal Amount     Maximum    Priority    Tender Offer    Early Tender      Total
     Title of Security         Outstanding    Offer Amount    Level    Consideration*     Payment*    Consideration*

  9 1/8% Senior Notes due    $ 1,203,652,000  $ 450,000,000     1         $ 837.50         $ 20.00      $ 857.50
           2008

 11% Senior Notes due 2008    $ 362,036,000   $ 362,036,000     2         $ 867.50         $ 20.00      $ 887.50

  10 1/2% Senior Discount     $ 409,462,000   $ 409,462,000     3         $ 837.50         $ 20.00      $ 857.50
     Notes due 2008 **

 10 3/4% Senior Euro Notes    EUR320,826,000  EUR320,826,000     4        EUR830.00       EUR20.00      EUR850.00
         due 2008

* Per $1,000 or EUR1,000 principal amount of notes accepted for purchase, as applicable.
**   Principal amount outstanding represents principal amount at maturity.

Each Offer is scheduled to expire at midnight, New York City time, on November 29, 2004, unless extended or earlier terminated with respect to an Offer (the "Expiration Date"). Holders of Notes of any series validly tendered prior to 5:00 p.m., New York City time on November 12, 2004, unless extended or earlier terminated with respect to an Offer (the "Early Tender Date"), will receive the "Total Consideration" for that series shown in the table above, consisting of the applicable "Tender Offer Consideration" for that series and the "Early Tender Payment" for that series, each as shown in the table above, if such Notes are accepted for purchase. Holders of Notes of any series who validly tender after the Early Tender Date and whose Notes are accepted for purchase will receive the applicable Tender Offer Consideration for that series but will not receive the Early Tender Payment. Accrued interest up to, but not including, the settlement date will be paid in cash on all validly tendered and accepted Notes.

This press release is filed as Exhibit 99.1 to this Current Report and incorporated by reference as if set forth in full.

Item 9.01  Financial Statements and Exhibits

(a)      Financial Statements of business acquired

                  None

(b)      Pro forma financial information

                  None

(c)      Exhibits

99.1 Press Release dated October 29, 2004.





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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Level 3 Communications, Inc.



November 2, 2004                             By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Senior Vice President


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